                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-00000) pertaining to the 1996 Non-Employee Directors' Stock Plan of Pacific Crest Capital, Inc. of our report dated February 1, 1996, with respect to the consolidated financial statements of Pacific Crest Capital, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1996.


                                                 ERNST & YOUNG LLP
                                                 -----------------
                                                 Ernst & Young LLP


Los Angeles, CA
March 21, 1997